UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 15, 2017

GENOMIC HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-51541 (Commission File Number)	77-0552594 (I.R.S. Employer Identification No.)

301 Penobscot Drive
Redwood City, CA	94063
(Address of principal executive offices)	(Zip Code)

(650) 556-9300

(Registrant’s telephone number,
including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of Regulation S-K of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07               Submission of Matters to a Vote of Security Holders.

The following actions were taken at the Annual Meeting of Stockholders of Genomic Health, Inc. (the “Company”), held on June 15, 2017:

1.                                      The following Directors were elected to serve until the 2018 Annual Meeting or until their successors are duly elected and qualified:

	For	Withheld	Broker Non-Votes

Kimberly J. Popovits	31,590,908	1,364,693	3,790,922

Felix J. Baker, Ph.D.	30,197,287	2,758,314	3,790,922

Julian C. Baker	31,478,647	1,476,954	3,790,922

Fred E. Cohen, M.D., D.Phil.	22,903,302	10,052,299	3,790,922

Henry J. Fuchs, M.D.	30,432,151	2,523,450	3,790,922

Ginger L. Graham	32,025,628	929,973	3,790,922

Geoffrey M. Parker	32,465,395	490,206	3,790,922

2.                                      An Amendment to the Amended and Restated Genomic Health, Inc. 2005 Stock Incentive Plan was approved.

For	Against	Abstain	Broker Non-Votes
15,597,701	13,552,346	14,632	3,790,922

3.                                      An Amendment to the Genomic Health, Inc. Employee Stock Purchase Plan was approved.

For	Against	Abstain	Broker Non-Votes
28,892,071	260,607	12,001	3,790,922

4.                                      The compensation of the Company’s named executive officers was approved, on a non-binding advisory basis.

For	Against	Abstain	Broker Non-Votes
29,030,058	118,398	16,223	3,790,922

5.                                      The frequency of holding an advisory vote of the Company’s named executive officers every year was approved, on a non-binding advisory basis.

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
27,008,736	27,328	2,114,997	13,618	3,790,922

6.                                      The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2017 fiscal year was approved.

For	Against	Abstain
32,821,021	100,038	34,542

7.                                      The stockholder proposal concerning proxy access was not approved.

For	Against	Abstain	Broker Non-Votes
12,589,796	16,551,444	23,439	3,790,922

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 19, 2017

GENOMIC HEALTH, INC.

By:	/s/ G. Bradley Cole
G. Bradley Cole
Chief Financial Officer